Supplement dated July 27, 2026
to the following statutory prospectus(es):
Nationwide Destination B (2.0) dated May 1, 2026
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Information in Appendix L: Financial Intermediary Variations relating to JP Morgan Chase is updated as follows:
JP Morgan Chase
•
Financial professionals of this firm will not recommend this contract if either the Contract Owner or the Annuitant is older than 85 at the time of application.
•
Financial professionals of this firm will not recommend the Beneficiary Protector II.
Appendix L: Financial Intermediary Variations is updated to add the following:
Stifel (including Stifel Nicolaus & Co Inc and Stifel Independent Advisors LLC)
•
If an applicant is applying for a qualified contract (Qualified Plan, IRA, Roth IRA, SEP IRA, or Simple IRA), financial professionals of this firm will not recommend an optional death benefit.
PROS-1196